FIRST AMENDMENT

TO

CREDIT AGREEMENT

This First Amendment to that certain Credit Agreement dated as of April 25, 2014 (this “Agreement”), among Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Borrower”), the Guarantors that are signatories to this Agreement, Capital One, National Association, a national banking association in its capacity as administrative agent (the “Agent”) for itself and other lending institutions (“Lenders”) and as joint lead arranger and sole bookrunner, and Bank of Montreal (“Bank of Montreal”) as a lender and acting under its trade name BMO Capital Markets as joint lead arranger.

W I T N E S S E T H:

WHEREAS, as of June 25, 2013, the Borrowers, the Lenders, the Administrative Agent and the Guarantors executed and delivered that certain Credit Agreement (“Credit Agreement”), pursuant to which the Lenders agreed to make Loans to the Borrower (“Facility”) up to an aggregate principal amount at any time outstanding of not greater than $40,000,000 and to provide for an option to the Borrower to increase the amount of the Facility from $40,000,000 to a maximum principal amount of $60,000,000;

WHEREAS, the parties hereto desire to modify and amend the terms of the Credit Agreement for the purposes of (i) providing for the Borrower’s exercise of the Accordion Option and increasing the Facility from $40,000,000 to $60,000,000; (ii) establishing an additional Accordion Option in favor of the Borrower to increase the Total Commitment from $60,000,000 to a maximum principal amount of $80,000,000; and (iii) otherwise amending the terms therein; and

WHEREAS, as of even date herewith, the Borrower has executed and delivered the Amended & Restated Notes to the Lenders in substantially the form of Exhibit A, evidencing the Loans made and to be made by each Lender under the Facility; and

WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows.

1. Estoppel. As of the date hereof, there is due and owing to Capital One, National Association on its Amended and Restated Note, the aggregate principal sum of $20,000,000, without offset, defense or counterclaim, all of which are hereby expressly and irrevocably waived as of the date hereof by the Loan Parties. As of the date hereof, there is due and owing to Bank of Montreal on its Amended and Restated Note, the aggregate principal sum of $20,000,000, without offset, defense or counterclaim, all of which are hereby expressly and irrevocably waived as of the date hereof by the Loan Parties.

2. Credit Agreement. The Credit Agreement is hereby amended as follows:

Section 1. The following definitions shall be deleted in their entirety and the following inserted in lieu thereof:

“Accordion Option.” The option to the Borrower, subject to the provisions of §2.2 of this Agreement, to increase the Facility and Total Commitment by an amount of $10,000,000 per request and in the aggregate $20,000,000 (the “Accordion Amount”) and thereby increase the Facility in the Total Commitment to a maximum principal amount of up to $80,000,000.00.

“Commitment.” With respect to each Lender, the amount set forth from time to time on Schedule 1.2 hereto as the amount of such Lender’s commitment (a) to make Revolving Loans hereunder to the Borrower and (b) to participate in Letters of Credit hereunder, as adjusted from time to time as a result of any Commitment Increase pursuant to §2.2(a), any reduction in Commitments pursuant to §2.2(c), or any assignment pursuant to §18, and Commitments shall be the aggregate principal amount of the Commitments of all of the Lenders, the maximum amount of which shall be $60,000,000, as same may be increased from time to time pursuant to §2.2(a) or as decreased from time to time pursuant to §2.2(c).

“Commitment Increase.” An increase in the Commitments such that the Total Commitment is not more than $80,000,000 pursuant to §2.2(a).

“Facility.” The unsecured revolving line of credit facility provided to the Borrower pursuant to this Agreement in a maximum principal amount of up to $60,000,000, which subject to the terms and conditions hereof upon exercise of the Accordion Option and satisfaction of the requirements of §2.2(c) shall increase up to a maximum principal amount of $80,000,000.

“Notes.” Means the Amended & Restated Notes issued by the Borrower to the Lenders substantially in the form of Exhibit A, evidencing the Loans made and to be made by each Lender hereunder and all promissory notes delivered in substitution or exchange therefor, as amended, replaced, supplemented or otherwise modified from time to time.

“Total Commitment.” The aggregate principal amount of the Commitments of all of the Lenders, as in effect from time to time, the maximum principal amount of which shall be $60,000,000, as increased from time to time pursuant to §2.2(a) or as decreased from time to time pursuant to §2.2(c).

3. Loan Documents. The Loan Documents are hereby further modified, supplemented and amended such that any and all references to the Loan Documents shall mean the Loan Documents, as modified by this Agreement.

4. Reaffirmation. All of the terms and conditions of the Loan Documents shall remain in full force and effect, except as modified herein, and the Loan Parties expressly confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to said Loan Documents. The Guarantors hereby acknowledge the terms of this Agreement and confirm and reaffirm all of the Guarantors’ liabilities, obligations, duties and responsibilities under and pursuant to the Guaranty and the Credit Agreement, and said Guaranty shall continue in full force and effect and shall continue to guaranty the full, prompt and unconditional payment of the all obligations owed by the Borrower to the Lenders. The Guaranty is a primary obligation of each Guarantor and shall be a continuing inexhaustible guaranty.

5. No Novation. It is the intention of the parties hereto that this Agreement shall not constitute a novation and shall in no way adversely affect or impair any of the Loan Documents.

6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7. Intentionally deleted.

8. Fees and Expenses. The Borrower will pay all of the Administrative Agent's fees and out-of-pocket expenses in connection with the review, preparation, negotiation, documentation and closing of this Agreement and the consummation of the transactions contemplated hereunder, including, without limitation, the reasonable fees, expenses and disbursements of legal counsel retained by the Administrative Agent and all fees related to title insurance, filings, recording of documents and searches, whether the transactions contemplated hereunder are consummated.

9. Release. In consideration of the Lender’s execution of this Agreement the Loan Parties each do hereby RELEASE, RELINQUISH, and forever DISCHARGE the Administrative Agent, each Lender, and each Lender’s successors assigns, subsidiaries, affiliates, agents, officers, directors, employees, counsel and representatives (“Lender Released Parties”), of and from any and all claims, demands, actions and causes of action, of any and every kind or character, whether known or unknown, which the Loan Parties may have against the Lender Released Parties, as of the execution date hereof (but not further or otherwise), arising out of or with respect to any and all transactions relating to this Agreement, the Facility or any of the Loan Documents; provided that such release, relinquishment and discharge shall not apply, as to the Lender Release Parties, to the extent that such claims, demands, actions or causes of actions which the Loan Parties may have against the Lender Released Parties (x) are determined by courts of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of any Lender Released Party or (y) result in the claim brought by any Loan Party against a Lender Released Party for breach in bad faith of such Lender Release Party's obligations hereunder or under any other Loan Document, if the Borrower or such other Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

10. Counterparts. This Agreement may be executed in any number of counterparts so that when each is taken together, it shall constitute one and the same document.

[the next page begins the signature pages]

IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

BORROWER:

 WITNESS AS TO ALL:

MONMOUTH REAL ESTATE INVESTMENT

CORPATION

a Maryland corporation

By:/s/ Crystal Glass

By:/s/ Allison Nagelberg

Allison Nagelberg

General Counsel

GUARANTOR:

MONMOUTH CAPITAL CORPORATION,

a New Jersey corporation

By:/s/ Allison Nagelberg

Allison Nagelberg

General Counsel

MREIC O’FALLON MO, LLC,

A Missouri limited liability company

By:/s/ Allison Nagelberg

Allison Nagelberg

General Counsel

MREIC ORANGEBURG NY, LLC,

a New York limited liability company

By:/s/ Allison Nagelberg

Allison Nagelberg

General Counsel

s-1

MREIC RICHLAND MS, LLC,

a Mississippi limited liability company

By:/s/ Allison Nagelberg

Allison Nagelberg

General Counsel

MREIC RIDGELAND MS, LLC,

a Mississippi limited liability company

By:/s/ Allison Nagelberg

Allison Nagelberg

General Counsel

MREIC URBANDALE IA, LLC,

an Iowa limited liability company

By:/s/ Allison Nagelberg

Allison Nagelberg

General Counsel

MREIC WINSTON-SALEM NC, LLC,

a North Carolina limited liability company

By:/s/ Allison Nagelberg

Allison Nagelberg

General Counsel

s-2

WITNESS AS TO ALL:

ADMINISRATIVE AGENT, SOLE BOOK RUNNER, AND JOINT LEAD

ARRANGER:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Scott M. Ferguson

By: /s/ Charles VanBenschoten

Charles VanBenschoten

Vice President

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Charles VanBenschoten

Charles VanBenschoten

Vice President

s-3

JOINT LEAD ARRANGER AND DOCUMENTATION AGENT:

BANK OF MONTREAL

By: :/s/Lloyd Baron

Lloyd Baron

Vice President

LENDER:

BANK OF MONTREAL

By: :/s/Lloyd Baron

Lloyd Baron

Vice President

s-4

SCHEDULE 1.2

Commitment and Commitment Percentages

Commitment

Lender Percentage Commitment

Capital One, National Association 50% $30,000,000.00

Bank of Montreal 50% $30,000,000.00

EXHIBIT A

FORM OF AMENDED & RESTATED NOTE

$30,000,000.00 Melville, New York

As of April___, 2014

For value received, the undersigned, MONMOUTH REAL ESTATE INVESTMENT CORPORATION (the “Borrower”), hereby promises to pay to the order of _____________________________ (the “Lender”), on June 30, 2016, or such earlier date as may be provided in the Credit Agreement dated as of June 25, 2013, among the Borrower, the Agent and the Lenders (as may be amended, restated, supplemented or otherwise modified from time to time the “Credit Agreement”), in lawful money of the United States of America and in immediately available funds, the principal amount of up to THIRTY MILLION and 00/100 ($30,000,000.00) DOLLARS, or so much thereof as shall be advanced by the Lender under the Credit Agreement. The Borrower further promises to pay interest in like money on the unpaid principal balance of this Note from time to time outstanding at an annual rate set forth in Section 2.4 of the Credit Agreement, or as otherwise applicable. Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as provided in the Credit Agreement.

The Lender is hereby authorized by the Borrower to record on Schedule "A" attached to this Note an appropriate notation evidencing the amount of each Borrowing (which absent manifest error, shall be conclusive as to the outstanding principal amount of all Borrowings hereunder) the amount of each payment or prepayment of principal thereon, and such other information as the Lender requires; provided, however, that any failure by the Lender to record any such notation shall not relieve the Borrower of its obligation to repay the outstanding principal amount of such portion of the Loans, all accrued interest hereon and any amount payable with respect hereto in accordance with the terms of this Note and the Credit Agreement.

After the stated or any accelerated maturity hereof or any other Event of Default under the Credit Agreement, this Note shall bear interest at the Default Rate as set forth in the Credit Agreement, payable on demand, but in no event in excess of the maximum rate of interest permitted under applicable law. If the entire amount of any required principal and/or interest payment is not paid in full on the date that it is due, Borrower shall pay to Lender a late fee equal to five (5%) percent of such required payment.

The Borrower may borrow, prepay and re-borrow such proceeds available under the Facility all in accordance with the terms and conditions hereof and the Credit Agreement.

Time is of the essence with respect to the obligations of the Borrower under this Note. If more than one person or entity executes this Note as a borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby.

The Borrower and all sureties, endorsers, guarantors, and any other party now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note, or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange, or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that the Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the city and county, and venue in the city or county, designated in the Credit Agreement for the enforcement of any and all obligations under this Note and the Loan Documents; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken to secure this Note is invalid or unperfected; and (g) subordinate any and all rights against the Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.

A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.

THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY THE LAWS OF THE GOVERNING STATE (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Credit Agreement.

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

This Note is the “Note” referred to in the Credit Agreement, and is entitled to the benefits thereof and may be prepaid and is required to be prepaid, in whole or in part (subject to the indemnity and other provisions provided in the Credit Agreement) as provided therein.

This Amended & Restated Note is an amendment to and restatement of that certain Note dated as of June 25, 2013, in the original aggregate principal amount of $20,000,000, executed by the Borrower, as maker, and delivered to the Lender, as payee (“Original Note”). In the event any conflict or inconsistency arises between the terms of the Original Note and this Amended & Restated Note, the terms and provisions of this Amended & Restated Note shall control. It is the intention of the parties that this Amended & Restated Note shall not constitute a cancellation or a novation with respect to the indebtedness evidenced by the Original Note and shall in no way affect or impair the enforceability or lien priority of any Loan Document. This Amended & Restated Note is being delivered by the Borrower to the Lender in connection with the Borrower’s exercise of the Accordion Option under the Credit Agreement, which Credit Agreement has been modified and amended by that certain First Amendment to Credit Agreement dated as of even date herewith.

[the next page is the signature page of the Amended & Restated Note]

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its proper and duly authorized officer on the day and year first above written.

ATTEST:	MONMOUTH REAL ESTATE INVESTMENT CORPORATION, a Maryland corporation

By:

Kevin S. Miller

Chief Financial and Accounting Officer

[Signature Page to Amended & Restated Note]

SCHEDULE A

SCHEDULE OF BORROWINGS AND PAYMENTS OF PRINCIPAL

TO AMENDED & RESTATED NOTE

DATE	AMOUNT OF BORROWING	INTEREST RATE	LAST DAY OF INTEREST PERIOD	BALANCE PRINCIPAL PAID	REMAINING UNPAID	NOTATION MADE BY